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                                                                    Exhibit 99.1


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Safeguard Scientifics, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Anthony
L. Craig, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               SAFEGUARD SCIENTIFICS, INC.


Date: August 14, 2002                          /s/ ANTHONY L. CRAIG
                                               ---------------------------------
                                                   Anthony L. Craig
                                                   Chief Executive Officer


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